JNL SERIES TRUST
                               MULTIPLE CLASS PLAN

     This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), by a majority of the Trustees of JNL Series Trust (the "Trust"), a series-type, registered open-end management investment company, with respect to each of the Trust's investment portfolios (each a "Fund") as shown on Schedule A hereto, as amended from time to time.

     1. CLASS DESIGNATIONS. Each Fund is authorized to issue from time to time the following classes of shares:

                                     Class A

                                     Class B

     2. CLASS A SHARES. Class A Shares of a Fund will be offered for sale subject to a 12b-1 Fee, pursuant to the Trust's Distribution Plan (the
"Distribution Plan"). For purposes hereof, "12b-1 Fee" refers to the fee authorized under the Trust's Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the relevant Fund's Class A Shares. Imposition of the 12b-1 Fee is subject to any required approval by the Trust's Board of Trustee and/or affected Class A Fund shareholders.

     3. CLASS B SHARES. Class B Shares of a Fund will be offered for sale without being subject to a 12b-1 Fee.

     4. RELATIVE RIGHTS AND OBLIGATIONS. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

     5. CLASS EXPENSES. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan or agreement relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

     6. INCOME, GAIN, AND LOSSES AND FUND-WIDE EXPENSES. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

     7. WAIVERS AND REIMBURSEMENTS. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

     8. CONVERSION FEATURES. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

     9. EXCHANGE PRIVILEGES. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

     10. VOTING RIGHTS. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     11. AMENDMENTS. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

Adopted: January 16, 2007

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                                   SCHEDULE A
                              INVESTMENT PORTFOLIOS

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                                           FUND                    CLASS
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                                                                  Class A
JNL/AIM Large Cap Growth Fund
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                                                                  Class B
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JNL/AIM Real Estate Fund                                          Class A
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                                                                  Class B
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JNL/AIM Small Cap Growth Fund                                     Class A
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                                                                  Class B
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JNL/Alger Growth Fund                                             Class A
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                                                                  Class B
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JNL/Credit Suisse Global Natural Resources Fund                   Class A
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                                                                  Class B
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JNL/Credit Suisse Long/Short Fund                                 Class A
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                                                                  Class B
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JNL/Eagle Core Equity Fund                                        Class A
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                                                                  Class B
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JNL/Eagle SmallCap Equity Fund                                    Class A
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                                                                  Class B
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JNL/FMR Balanced Fund                                             Class A
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                                                                  Class B
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JNL/FMR Mid-Cap Equity Fund                                       Class A
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                                                                  Class B
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JNL/Franklin Templeton Founding Strategy Fund                     Class A
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JNL/Franklin Templeton Global Growth Fund                         Class A
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                                                                  Class B
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JNL/Franklin Templeton Income Fund                                Class A
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                                                                  Class B
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JNL/Franklin Templeton Mutual Shares Fund                         Class A
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                                                                  Class B
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JNL/Franklin Templeton Small Cap Value Fund                       Class A
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                                                                  Class B
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JNL/Goldman Sachs Mid Cap Value Fund                              Class A
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                                                                  Class B
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JNL/Goldman Sachs Short Duration Bond Fund                        Class A
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                                                                  Class B
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JNL/JPMorgan International Equity Fund                            Class A
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                                                                  Class B
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JNL/JPMorgan International Value Fund                             Class A
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                                                                  Class B
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JNL/Lazard Emerging Markets Fund                                  Class A
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                                                                  Class B
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JNL/Lazard Mid Cap Value Fund                                     Class A
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                                                                  Class B
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JNL/Lazard Small Cap Value Fund                                   Class A
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                                                                  Class B
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JNL/Mellon Capital Management S&P 500 Index Fund                  Class A
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                                                                  Class B
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JNL/Mellon Capital Management S&P 400 MidCap Index Fund           Class A
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                                                                  Class B
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JNL/Mellon Capital Management Small Cap Index Fund                Class A
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                                                                  Class B
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JNL/Mellon Capital Management International Index Fund            Class A
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                                                                  Class B
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JNL/Mellon Capital Management Bond Index Fund                     Class A
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                                                                  Class B
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JNL/Mellon Capital Management Enhanced S&P 500 Stock Inde         Class A
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                                                                  Class B
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JNL/Oppenheimer Global Growth Fund                                Class A
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                                                                  Class B
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JNL/Oppenheimer Growth Fund                                       Class A
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                                                                  Class B
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JNL/PIMCO Real Return Fund                                        Class A
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                                                                  Class B
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JNL/PIMCO Total Return Bond Fund                                  Class A
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                                                                  Class B
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JNL/PPM America Value Equity Fund                                 Class A
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                                                                  Class B
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JNL/Putnam Equity Fund                                            Class A
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                                                                  Class B
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                                                                  Class A
JNL/Putnam Midcap Growth Fund
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                                                                  Class B
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                                                                  Class A
JNL/Western Asset High Yield Bond Fund
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                                                                  Class B
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JNL/Western Asset Strategic Bond Fund                             Class A
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                                                                  Class B
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                                                                  Class A
JNL/Western Asset U.S. Government & Quality Bond Fund
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                                                                  Class B
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JNL/Select Balanced Fund                                          Class A
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                                                                  Class B
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JNL/Select Large Cap Growth Fund                                  Class A
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                                                                  Class B
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JNL/Select Global Growth Fund                                     Class A
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                                                                  Class B
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JNL/Select Money Market Fund                                      Class A
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                                                                  Class B
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JNL/Select Value Fund                                             Class A
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                                                                  Class B
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JNL/T. Rowe Price Established Growth Fund Class A
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                                                                  Class B
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JNL/T. Rowe Price Mid-Cap Growth Fund Class A
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                                                                  Class B
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JNL/T. Rowe Price Value Fund Class A
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                                                                  Class B
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JNL/S&P Managed Growth Fund                                       Class A
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JNL/S&P Managed Conservative Fund                                 Class A
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                                                                  Class A
JNL/S&P Managed Moderate Growth Fund
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                                                                  Class A
JNL/S&P Managed Moderate Fund
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JNL/S&P Managed Aggressive Growth Fund                            Class A
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JNL/S&P Retirement Income Fund                                    Class A
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JNL/S&P Retirement 2015 Fund                                      Class A
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JNL/S&P Retirement 2020 Fund                                      Class A
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JNL/S&P Retirement 2025 Fund                                      Class A
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JNL/S&P Moderate Retirement Strategy Fund                         Class A
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JNL/S&P Moderate Growth Retirement Strategy Fund                  Class A
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JNL/S&P Growth Retirement Strategy Fund                           Class A
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JNL/S&P Disciplined Moderate Fund                                 Class A
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JNL/S&P Disciplined Moderate Growth Fund                          Class A
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                                                                  Class A
JNL/S&P Disciplined Growth Fund
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